EQ ADVISORS TRUSTSM – EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

SUPPLEMENT DATED FEBRUARY 21, 2014 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013, as supplemented of EQ Advisors Trust (“Trust”) regarding the EQ/Franklin Templeton Allocation Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a name change to the Portfolio.

Effective on or about May 1, 2014, the name of the Portfolio will change to “AXA/Franklin Templeton Allocation Managed Volatility Portfolio.”